Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended December 31, 2008

www.preit.com

NYSE common shares (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2008

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended December 31, 2008 and December 31, 2007	4
Income Statement-Proportionate Consolidation Method-Twelve Months Ended December 31, 2008 and December 31, 2007	5
Net Operating Income-Three Months Ended December 31, 2008 and December 31, 2007	6
Net Operating Income-Twelve Months Ended December 31, 2008 and December 31, 2007	7
Computation of Earnings per Share	8
Funds From Operations and Funds Available for Distribution	9

Operating Statistics
Leasing Activity Summary	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rent Per Square Foot	12
Mall Occupancy-Owned GLA	13
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Summary	17
Property Information	18
Vacant Anchor Summary	21

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	22
Balance Sheet-Property Type	23
Investment in Real Estate	24
Property Redevelopment and Repositioning Summary	26
Development Property Summary	27
Capital Expenditures	28
Debt Analysis	29
Debt Schedule	30

Shareholder Information	31
Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2007. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and strip and power centers. As of December 31, 2008, the Company’s retail portfolio, which was approximately 34.6 million square feet, consisted of 56 properties including 38 shopping malls, 14 strip and power centers, and four properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

First Quarter 2009                April 30, 2009

Research Coverage

Company	Analyst	Phone Number
Citi Investment Research	Michael Bilerman	(212) 816-1383

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Macquarie Capital	David Wigginton	(212) 231-6380

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 12, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.29 per common share.

January 14, 2009 PREIT announced the tax status of the distributions paid per share during 2008.

October 24, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

Financing activities:

December 16, 2008 PREIT announced it has secured $173 million in financing in three separate transactions secured by Exton Square Mall, Francis Scott Key Mall and Viewmont Mall.

October 8, 2008 PREIT announced it has secured an additional $40 million under its previously announced senior unsecured term loan, and has exercised a 14 month extension on its Credit Facility to March 2010.

Other activities:

January 28, 2009 PREIT scheduled its Fourth Quarter 2008 earnings call for Wednesday, February 25, 2009.

November 3, 2008 PREIT reported its Third Quarter 2008 financial results.

October 17, 2008 PREIT scheduled its Third Quarter 2008 earnings call for Monday, November 3, 2008.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Year Ended December 31,		Quarter Ended
			December 31,	September 30,	June 30,	March 31,
	2008	2007	2008	2008	2008	2008
TRADING INFORMATION
High Price	$29.70	$50.39	$19.86	$24.29	$27.88	$29.70
Low Price	$2.21	$28.48	$2.21	$16.57	$23.00	$22.00
Average Daily Trading Volume	768,718	402,381	1,423,117	656,615	391,406	583,334

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	39,468	38,953	39,468	39,397	39,367	39,326
OP Units Outstanding	2,201	2,395	2,201	2,238	2,238	2,238

TOTAL Shares and OP Units Outstanding	41,669	41,348	41,669	41,635	41,605	41,564

Market Price (closing price at end of period)	$7.45	$29.68	$7.45	$18.85	$23.14	$24.39

Equity Market Capitalization—Shares and OP Units	$310,437	$1,227,216	$310,437	$784,830	$962,752	$1,013,765

Total Equity Market Capitalization	310,437	1,227,216	310,437	784,830	962,752	1,013,765

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2)	811,500	617,500	811,500	837,500	642,500	617,500
Secured Debt Balance	1,940,334	1,831,211	1,940,334	1,866,730	1,946,100	1,887,851

Debt Capitalization	2,751,834	2,448,711	2,751,834	2,704,230	2,588,600	2,505,351

TOTAL MARKET CAPITALIZATION	$3,062,271	$3,675,927	$3,062,271	$3,489,060	$3,551,352	$3,519,116

Equity Capitalization/Total Market Capitalization	10.1%	33.4%	10.1%	22.5%	27.1%	28.8%
Debt Capitalization/Total Market Capitalization	89.9%	66.6%	89.9%	77.5%	72.9%	71.2%
Unsecured Debt Balance/Total Debt	29.5%	25.2%	29.5%	31.0%	24.8%	24.6%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	$2.254	$2.105	$0.564	$0.564	$0.564	$0.564
Return of Capital/Non-Taxable	0.026	0.175	0.006	0.006	0.006	0.006

Distributions per share	$2.280	$2.280	$0.570	$0.570	$0.570	$0.570

Annualized Dividend Yield (3)	30.6%	7.7%	30.6%	12.1%	9.9%	9.3%

CAPITAL RESOURCES

Cash and Cash Equivalents	$12,711	$33,227	$12,711	$25,205	$28,444	$24,476

Credit Facility	500,000	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(400,000)	(330,000)	(400,000)	(380,000)	(355,000)	(330,000)
Letters of Credit	(6,428)	(16,686)	(6,428)	(10,967)	(17,806)	(19,706)

Available Credit Facility (4)	93,572	153,314	93,572	109,033	127,194	150,294

Shelf Registration (5)

TOTAL CAPITAL RESOURCES	$106,283	$186,541	$106,283	$134,238	$155,638	$174,770

(1)	The unsecured debt balance includes $241,500 in Exchangeable Notes as of December 31, 2008, and $287,500 as of September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007.
(2)	The unsecured debt balance includes $170,000 in senior unsecured Term Loan as of December 31, 2008 and September 30, 2008.
(3)	Based on closing share price at the end of the period.
(4)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.
(5)	The Company has filed a universal shelf registration statement that has not yet been declared effective.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended December 31, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Three months ended December 31, 2008				Three months ended December 31, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$80,335	$6,183	$—	$86,518	$79,810	$6,585	$—	$86,395
Expense reimbursements	36,219	2,476	—	38,695	35,331	2,593	—	37,924
Percentage rent	3,631	95	—	3,726	4,145	142	—	4,287
Lease termination revenue	1,496	—	—	1,496	181	19	—	200
Other real estate revenue	7,436	564	—	8,000	8,142	448	—	8,590

TOTAL REAL ESTATE REVENUE	129,117	9,318	—	138,435	127,609	9,787	—	137,396

Property operating expenses:
CAM and real estate taxes	(36,447)	(2,068)	—	(38,515)	(34,223)	(1,998)	—	(36,221)
Utilities	(5,564)	(229)	—	(5,793)	(5,943)	(360)	—	(6,303)
Other property operating expenses	(8,785)	(726)	—	(9,511)	(9,128)	(1,027)	(12)	(10,167)

TOTAL PROPERTY OPERATING EXPENSES	(50,796)	(3,023)	—	(53,819)	(49,294)	(3,385)	(12)	(52,691)

NET OPERATING INCOME	78,321	6,295	—	84,616	78,315	6,402	(12)	84,705

Management company revenue	737	—	—	737	2,592	—	—	2,592
Interest and other income	98	—	—	98	234	—	—	234
Other expenses:
General and administrative expenses	(8,546)	—	—	(8,546)	(10,446)	—	—	(10,446)
Impairment of assets	(27,592)	—	—	(27,592)	—	—	—	—
Abandoned project costs, income taxes and other expenses	280	—	—	280	(1,078)	—	—	(1,078)

Total other expenses	(35,858)	—	—	(35,858)	(11,524)	—	—	(11,524)
Interest expense, net (2)	(31,247)	(2,607)	—	(33,854)	(26,522)	(3,034)	—	(29,556)
Depreciation and amortization	(40,156)	(2,373)	—	(42,529)	(35,215)	(2,003)	—	(37,218)

Subtotal	(28,105)	1,315	—	(26,790)	7,880	1,365	(12)	9,233
Equity in income of partnerships	1,315	(1,315)	—	—	1,365	(1,365)	—	—
Gains on sales of non-operating real estate	—	—	—	—	—	—	—	—
Gain on extinguishment of debt	29,278	—	—	29,278	—	—	—	—
Minority interest	(211)	—	—	(211)	(531)	—	—	(531)

TOTAL CONTINUING OPERATIONS	2,277	—	—	2,277	8,714	—	(12)	8,702

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	(12)	—	12	—
Minority interest	—	—	—	—	1	—	—	1

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	(11)	—	12	1

NET INCOME	2,277	—	—	2,277	8,703	—	—	8,703

Dividends on preferred shares	—	—	—	—	—	—	—	—
Gain on redemption of preferred shares	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,277	$—	$—	$2,277	$8,703	$—	$—	$8,703

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Capitalized interest expense of $4,384 and $4,375 is not included for the three months ended December 31, 2008 and December 31, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Twelve Months Ended December 31, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Twelve months ended December 31, 2008				Twelve months ended December 31, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$300,287	$25,144	$—	$325,431	$293,110	$24,427	$530	$318,067
Expense reimbursements	139,636	10,113	—	149,749	136,360	9,300	436	146,096
Percentage rent	7,157	258	—	7,415	9,067	219	—	9,286
Lease termination revenue	4,114	—	—	4,114	1,589	26	—	1,615
Other real estate revenue	18,387	1,855	—	20,242	19,470	1,087	107	20,664

TOTAL REAL ESTATE REVENUE	469,581	37,370	—	506,951	459,596	35,059	1,073	495,728

Property operating expenses:
CAM and real estate taxes	(135,293)	(7,983)	—	(143,276)	(129,338)	(7,234)	(473)	(137,045)
Utilities	(24,872)	(937)	—	(25,809)	(24,998)	(1,057)	(259)	(26,314)
Other property operating expenses	(27,787)	(2,762)	—	(30,549)	(26,083)	(2,760)	(120)	(28,963)

TOTAL PROPERTY OPERATING EXPENSES	(187,952)	(11,682)	—	(199,634)	(180,419)	(11,051)	(852)	(192,322)

NET OPERATING INCOME	281,629	25,688	—	307,317	279,177	24,008	221	303,406

Management company revenue	3,730	—	—	3,730	4,419	—	—	4,419
Interest and other income	769	—	—	769	2,557	—	—	2,557
Other expenses:
General and administrative expenses	(40,323)	—	—	(40,323)	(41,416)	—	—	(41,416)
Impairment of assets	(27,592)	—	—	(27,592)	—	—	—	—
Abandoned project costs, income taxes and other expenses	(1,535)	—	—	(1,535)	(1,943)	—	—	(1,943)

Total other expenses	(69,450)	—	—	(69,450)	(43,359)	—	—	(43,359)
Interest expense, net (2)	(112,064)	(10,274)	—	(122,338)	(98,860)	(12,241)	(136)	(111,237)
Depreciation and amortization	(151,612)	(8,361)	—	(159,973)	(132,184)	(7,130)	(215)	(139,529)

Subtotal	(46,998)	7,053	—	(39,945)	11,750	4,637	(130)	16,257
Equity in income of partnerships	7,053	(7,053)	—	—	4,637	(4,637)	—	—
Gains on sales of interests in real estate	—	—	—	—	579	—	—	579
Gains on sales of non-operating real estate	—	—	—	—	1,731	—	—	1,731
Gain on extinguishment of debt	29,278	—	—	29,278	—	—	—	—
Minority interest	287	—	—	287	(1,414)	—	—	(1,414)

TOTAL CONTINUING OPERATIONS	(10,380)	—	—	(10,380)	17,283	—	(130)	17,153

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	(130)	—	130	—
Gain on sale of discontinued operations	—	—	—	—	6,699	—	—	6,699
Minority interest	—	—	—	—	(691)	—	—	(691)

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	5,878	—	130	6,008

NET (LOSS) INCOME	(10,380)	—	—	(10,380)	23,161	—	—	23,161

Dividends on preferred shares	—	—	—	—	(7,941)	—	—	(7,941)
Gain on redemption of preferred shares	—	—	—	—	13,347	—	—	13,347

NET (LOSS ALLOCABLE) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(10,380)	$—	$—	$(10,380)	$28,567	$—	$—	$28,567

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Capitalized interest expense of $15,968 and $16,259 is not included for the twelve months ended December 31, 2008 and December 31, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended December 31, 2008 and 2007

(in thousands)

	Three months ended December 31, 2008				Three months ended December 31, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$84,653	$1,421	$444	$86,518	$85,846	$499	$50	$86,395
Expense reimbursements	38,478	206	11	38,695	37,891	33	—	37,924
Percentage rent	3,726	—	—	3,726	4,287	—	—	4,287
Lease termination revenue	1,496	—	—	1,496	200	—	—	200
Other real estate revenue	7,802	1	197	8,000	8,590	—	—	8,590

TOTAL REAL ESTATE REVENUE	136,155	1,628	652	138,435	136,814	532	50	137,396

Property operating expenses:
CAM and real estate taxes	(37,891)	(224)	(400)	(38,515)	(36,143)	(45)	(33)	(36,221)
Utilities	(5,785)	(7)	(1)	(5,793)	(6,287)	(16)	—	(6,303)
Other property operating expenses	(9,325)	(75)	(111)	(9,511)	(10,122)	(31)	(14)	(10,167)

TOTAL PROPERTY OPERATING EXPENSES	(53,001)	(306)	(512)	(53,819)	(52,552)	(92)	(47)	(52,691)

NET OPERATING INCOME	$83,154	$1,322	$140	$84,616	$84,262	$440	$3	$84,705

	Three months ended December 31, 2008			Three months ended December 31, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$77,902	$6,751	$84,653	$78,322	$7,524	$85,846
Expense reimbursements	36,863	1,615	38,478	36,158	1,733	37,891
Percentage rent	3,661	65	3,726	4,235	52	4,287
Lease termination revenue	1,496	—	1,496	181	19	200
Other real estate revenue	7,740	62	7,802	8,532	58	8,590

TOTAL REAL ESTATE REVENUE	127,662	8,493	136,155	127,428	9,386	136,814

Property operating expenses:
CAM and real estate taxes	(36,230)	(1,661)	(37,891)	(34,328)	(1,815)	(36,143)
Utilities	(5,718)	(67)	(5,785)	(6,178)	(109)	(6,287)
Other property operating expenses	(8,988)	(337)	(9,325)	(9,722)	(400)	(10,122)

TOTAL PROPERTY OPERATING EXPENSES	(50,936)	(2,065)	(53,001)	(50,228)	(2,324)	(52,552)

NET OPERATING INCOME	$76,726	$6,428	$83,154	$77,200	$7,062	$84,262

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Twelve Months Ended December 31, 2008 and 2007

(in thousands)

	Twelve months ended December 31, 2008				Twelve months ended December 31, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$319,669	$4,066	$1,696	$325,431	$316,831	$507	$729	$318,067
Expense reimbursements	149,138	557	54	149,749	145,626	33	437	146,096
Percentage rent	7,384	—	31	7,415	9,286	—	—	9,286
Lease termination revenue	4,114	—	—	4,114	1,615	—	—	1,615
Other real estate revenue	19,424	1	817	20,242	20,557	—	107	20,664

TOTAL REAL ESTATE REVENUE	499,729	4,624	2,598	506,951	493,915	540	1,273	495,728

Property operating expenses:
CAM and real estate taxes	(141,239)	(551)	(1,486)	(143,276)	(136,464)	(53)	(528)	(137,045)
Utilities	(25,766)	(43)	—	(25,809)	(26,039)	(16)	(259)	(26,314)
Other property operating expenses	(30,160)	(143)	(246)	(30,549)	(28,805)	(31)	(127)	(28,963)

TOTAL PROPERTY OPERATING EXPENSES	(197,165)	(737)	(1,732)	(199,634)	(191,308)	(100)	(914)	(192,322)

NET OPERATING INCOME	$302,564	$3,887	$866	$307,317	$302,607	$440	$359	$303,406

	Twelve months ended December 31, 2008			Twelve months ended December 31, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$290,341	$29,328	$319,669	$286,912	$29,919	$316,831
Expense reimbursements	142,499	6,639	149,138	138,863	6,763	145,626
Percentage rent	7,181	203	7,384	9,153	133	9,286
Lease termination revenue	4,114	—	4,114	1,589	26	1,615
Other real estate revenue	19,195	229	19,424	20,335	222	20,557

TOTAL REAL ESTATE REVENUE	463,330	36,399	499,729	456,852	37,063	493,915

Property operating expenses:
CAM and real estate taxes	(134,830)	(6,409)	(141,239)	(129,521)	(6,943)	(136,464)
Utilities	(25,500)	(266)	(25,766)	(25,794)	(245)	(26,039)
Other property operating expenses	(29,122)	(1,038)	(30,160)	(27,748)	(1,057)	(28,805)

TOTAL PROPERTY OPERATING EXPENSES	(189,452)	(7,713)	(197,165)	(183,063)	(8,245)	(191,308)

NET OPERATING INCOME	$273,878	$28,686	$302,564	$273,789	$28,818	$302,607

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
Net income (loss) from continuing operations	$2,277	$8,714	$(10,380)	$17,283
Redemption of preferred shares	—	—	—	13,347
Dividends on preferred shares	—	—	—	(7,941)

Net income (loss) from continuing operations allocable to common shareholders	2,277	8,714	(10,380)	22,689
Dividends on unvested restricted shares	(304)	(272)	(1,222)	(1,088)

Income (loss) from continuing operations used to calculate earnings per share - basic	1,973	8,442	(11,602)	21,601
Minority interest in properties-continuing operations	—	50	—	155

Income (loss) from continuing operations used to calculate earnings per share - diluted	$1,973	$8,492	$(11,602)	$21,756

(Loss) income from discontinued operations	$—	$(11)	$—	$5,878

Basic earnings (loss) per share:
Income (loss) from continuing operations (1)	$0.05	$0.22	$(0.30)	$0.57
Income from discontinued operations	—	—	—	0.16

	$0.05	$0.22	$(0.30)	$0.73

Diluted earnings (loss) per share:
Income (loss) from continuing operations (1)	$0.05	$0.22	$(0.30)	$0.57
Income from discontinued operations	—	—	—	0.16

	$0.05	$0.22	$(0.30)	$0.73

Weighted average of common shares outstanding	39,415	38,942	39,334	38,046

Weighted average of unvested restricted shares	(533)	(477)	(527)	(469)

Weighted average shares outstanding - basic	38,882	38,465	38,807	37,577

Weighted average effect of common share equivalents (1)	—	211	—	325

Total weighted average shares outstanding - diluted	38,882	38,676	38,807	37,902

(1)

For the twelve month period ended December 31, 2008 there are net losses allocable to common shareholders from continuing operations, so the effect of common share equivalents of 14 is excluded from the calculation of diluted loss per share for this period.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
FUNDS FROM OPERATIONS (FFO)
Net income (loss)	$2,277	$8,703	$(10,380)	$23,161
Redemption of preferred shares	—	—	—	13,347
Dividends on preferred shares	—	—	—	(7,941)
Minority interest	211	530	(287)	2,105
Gain on sale of interests in real estate	—	—	—	(579)
Gain on sale of interests in discontinued operations	—	—	—	(6,699)
Depreciation and amortization: (1)
Wholly owned and consolidated partnerships	39,522	34,650	149,005	129,924
Unconsolidated partnerships	2,373	2,003	8,361	7,130
Discontinued operations	—	—	—	215

FFO	$44,383	$45,886	$146,699	$160,663

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$44,383	$45,886	$146,699	$160,663
Adjustments:
Straight line rent	318	(944)	(2,016)	(2,484)
Recurring capital expenditures	(6,147)	(7,946)	(16,833)	(17,579)
Tenant allowances	(3,366)	(4,511)	(15,520)	(14,294)
Capitalized leasing costs	(1,341)	(1,327)	(5,313)	(4,830)
Amortization of debt premium	(596)	(3,110)	(9,794)	(12,843)
Amortization of above- and below- market lease intangibles	(11)	28	344	(171)
Redemption of preferred shares	—	—	—	(13,347)
Impairment of assets	27,592	—	27,592	—
Gain on extinguishment of debt	(29,278)	—	(29,278)	—

FAD	$31,554	$28,076	$95,881	$95,115

Weighted average of common shares outstanding	38,882	38,465	38,807	37,577

Weighted average of OP Units outstanding	2,228	2,409	2,236	3,308

Weighted average effect of common share equivalents	—	211	14	325

Total weighted average shares outstanding, including OP Units	41,110	41,085	41,057	41,210

Net income (loss) per diluted share	$0.05	$0.22	$(0.30)	$0.73

FFO per diluted share	$1.08	$1.12	$3.57	$3.90
FAD per diluted share	$0.77	$0.68	$2.34	$2.31

Dividend per common share	$0.57	$0.57	$2.28	$2.28

PAYOUT RATIOS

Payout Ratio of FFO			63.8%	58.5%

Payout Ratio of FAD			97.6%	98.8%

(1)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania Real Estate Investment Trust

2008 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (1)
New Leases - Previously Leased Space:

1st Quarter	21	86,749	$27.00	$30.36	$3.36	12.5%	$3.15
2nd Quarter	22	70,048	20.02	24.47	4.45	22.2%	2.46
3rd Quarter	25	50,143	34.46	41.64	7.18	20.8%	2.57
4th Quarter	30	69,987	23.72	28.13	4.41	18.6%	3.16

Total/Average	98	276,927	$25.76	$30.35	$4.59	18.0%	$2.87

New Leases - Previously Vacant Space: (2)

1st Quarter	43	151,731	$—	$25.86	$25.86	N/A	$2.94
2nd Quarter	29	126,747	—	26.73	26.73	N/A	4.95
3rd Quarter	27	76,388	—	35.56	35.56	N/A	2.81
4th Quarter	31	86,344	—	26.89	26.89	N/A	1.10

Total/Average	130	441,210	$—	$27.99	$27.99	N/A	$3.14

Renewal: (3)

1st Quarter	112	343,485	$20.86	$23.27	$2.41	11.6%	$0.20
2nd Quarter	97	245,646	25.91	28.35	2.44	9.4%	0.07
3rd Quarter	91	285,008	24.59	25.31	0.72	2.9%	0.37
4th Quarter	87	260,228	23.77	23.80	0.03	0.1%	—

Total/Average	387	1,134,367	$23.56	$25.00	$1.44	6.3%	$0.17

Anchor Renewal:

1st Quarter	2	205,869	$0.64	$0.64	$—	0.0%	$—
2nd Quarter	3	231,277	3.32	3.32	—	0.0%	—
3rd Quarter	2	139,437	6.76	7.77	1.01	14.9%	—
4th Quarter	3	303,067	1.78	1.78	—	0.0%	—

Total/Average	10	879,650	$2.71	$2.87	$0.16	2.4%	$—

Anchor Other: (4)

1st Quarter	7	518,887	$1.87	$6.31	$4.44	N/A	$1.46
2nd Quarter	0	—	—	—	N/A	N/A	—
3rd Quarter	3	341,037	—	5.69	5.69	N/A	—
4th Quarter	0	—	—	—	N/A	N/A	—

Total/Average	10	859,924	$1.87	$6.07	$4.20	N/A	$0.88

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.
(4)	This category includes previously leased and newly constructed space.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	December 31, 2008			December 31, 2007			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total (1)	Non-Anchor		Total (1)	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (2)	$31.04	89.7%	86.7%	$30.43	90.4%	88.1%	2.0%	-0.6%	-1.4%
Strip and Power Centers weighted average	$16.12	97.6%	95.9%	$16.19	96.3%	94.1%	-0.4%	1.3%	1.8%
Retail Portfolio weighted average	$27.29	90.9%	88.2%	$26.95	91.2%	89.1%	1.2%	-0.4%	-0.9%

Consolidated Properties	$28.36	90.5%	87.6%	$28.02	90.6%	88.2%	1.2%	-0.1%	-0.6%
Unconsolidated Properties	$22.81	94.3%	91.9%	$22.51	95.7%	93.9%	1.3%	-1.4%	-2.0%
Same Properties	$27.60	90.7%	88.1%	$27.21	91.2%	89.2%	1.4%	-0.5%	-1.1%
New Properties	$14.96	99.3%	98.0%	$17.70	89.0%	80.0%	-15.5%	10.3%	18.0%

(1)

Includes approximately 1.1 million square feet of vacant anchor space, as of December 31, 2008, of which 0.4 million square feet has been leased but is not occupied. As of December 31, 2007 total vacant anchor space was approximately 1.1 million square feet.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.03/sq ft as of December 31, 2008 and $13.51/sq ft as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		December 31, 2008			December 31, 2007			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	32.0%
Lehigh Valley Mall		$40.47	$473	12.8%	$38.98	$481	11.3%	3.8%	-1.8%	1.5%
Jacksonville Mall		31.12	471	9.6%	30.41	458	9.7%	2.4%	2.9%	-0.1%
Woodland Mall		42.43	456	14.9%	42.22	467	15.2%	0.5%	-2.3%	-0.3%
Patrick Henry Mall		36.91	441	11.6%	36.64	477	10.7%	0.8%	-7.4%	0.9%
Cherry Hill Mall		42.97	420	16.0%	41.49	476	13.9%	3.6%	-11.9%	2.1%
Moorestown Mall		35.16	416	13.7%	35.83	427	14.3%	-1.9%	-2.8%	-0.6%
Willow Grove Park (3) (4)		42.29	412	14.7%	41.75	437	13.9%	1.3%	-5.9%	0.8%

Sales per square foot between $350 - $400	22.4%
The Mall at Prince Georges		33.08	389	14.0%	32.86	422	12.4%	0.7%	-7.8%	1.6%
The Gallery at Market East (3) (4)		36.20	377	13.5%	35.50	402	12.7%	2.0%	-6.3%	0.8%
Viewmont Mall		30.54	373	12.5%	29.62	367	11.9%	3.1%	1.5%	0.6%
Capital City Mall		32.61	367	11.2%	31.41	365	11.0%	3.8%	0.5%	0.2%
Springfield Mall		31.44	361	15.0%	32.02	388	13.2%	-1.8%	-7.0%	1.8%
Valley View Mall		29.79	359	12.0%	28.95	364	11.6%	2.9%	-1.4%	0.4%
Dartmouth Mall		28.45	358	12.2%	29.03	394	11.9%	-2.0%	-9.1%	0.3%
Wyoming Valley Mall		30.10	351	12.2%	29.98	345	12.1%	0.4%	1.7%	0.1%

Sales per square foot between $300 - $349	16.3%
Exton Square Mall		37.27	343	15.3%	35.93	382	14.4%	3.7%	-10.4%	0.9%
Francis Scott Key Mall (5)		26.49	339	10.9%	25.78	364	10.0%	2.7%	-6.9%	0.9%
Valley Mall		24.75	311	12.9%	24.71	348	10.9%	0.2%	-10.7%	2.0%
Cumberland Mall (4)		27.67	303	12.2%	26.54	314	12.5%	4.3%	-3.7%	-0.3%
Magnolia Mall		25.09	301	13.1%	25.49	299	12.5%	-1.6%	0.8%	0.6%
Palmer Park Mall		24.24	300	11.9%	24.18	312	10.8%	0.2%	-3.9%	1.1%

Sales per square foot under $300	29.3%
Logan Valley Mall		25.79	294	12.6%	25.26	300	11.6%	2.1%	-2.2%	1.0%
Nittany Mall		22.67	287	10.9%	21.12	284	10.9%	7.3%	1.3%	0.0%
Crossroads Mall		20.97	282	9.0%	20.65	279	9.5%	1.5%	1.3%	-0.5%
South Mall		24.09	276	12.1%	23.20	287	11.2%	3.8%	-3.9%	0.9%
North Hanover Mall		23.08	274	12.4%	23.53	283	12.1%	-1.9%	-3.1%	0.3%
Gadsden Mall		24.19	272	11.0%	23.16	279	10.5%	4.5%	-2.5%	0.5%
Wiregrass Commons Mall (4)		24.80	270	11.5%	25.17	290	11.1%	-1.5%	-6.7%	0.4%
Uniontown Mall		21.81	266	10.9%	21.08	289	10.7%	3.5%	-7.8%	0.2%
Washington Crown Center		21.95	264	12.6%	20.96	280	11.6%	4.7%	-5.9%	1.0%
New River Valley Mall		24.36	262	10.6%	24.99	290	9.8%	-2.5%	-9.5%	0.8%
Beaver Valley Mall		24.08	257	14.4%	23.53	262	14.6%	2.3%	-1.8%	-0.2%
Plymouth Meeting Mall		31.84	256	12.8%	30.71	264	14.2%	3.7%	-3.0%	-1.4%
Lycoming Mall		20.67	252	11.9%	20.63	262	11.5%	0.2%	-3.8%	0.4%
Orlando Fashion Square		35.18	249	17.6%	34.37	292	15.0%	2.4%	-14.7%	2.6%
Phillipsburg Mall		25.70	248	13.7%	25.32	269	13.4%	1.5%	-7.8%	0.3%
Chambersburg Mall		26.22	240	10.7%	19.80	215	12.1%	32.4%	11.9%	-1.4%
Voorhees Town Center		31.05	199	9.8%	27.93	184	14.8%	11.2%	7.8%	-5.0%

Enclosed Malls weighted average		$31.04	$342	13.0%	$30.43	$358	12.4%	2.0%	-4.5%	0.6%

Consolidated Properties		$30.49	$333	12.9%	$29.91	$349	12.4%	2.0%	-4.7%	0.5%
Unconsolidated Properties		$37.26	$435	13.4%	$36.49	$450	11.9%	2.1%	-3.3%	1.5%
Same Properties		$31.04	$342	13.0%	$30.43	$358	12.4%	2.0%	-4.5%	0.6%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of December 31, 2007. See Vacant Anchor Summary on page 21.
(4)	Property contains a vacant anchor space as of December 31, 2008. See Vacant Anchor Summary on page 21.
(5)	Property contains a partially vacant anchor space as of December 31, 2008. See Vacant Anchor Summary on page 21.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	December 31, 2008		December 31, 2007		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	93.4%	85.9%	93.6%	86.3%	-0.2%	-0.4%
Capital City Mall	98.3%	97.1%	99.7%	99.4%	-1.4%	-2.3%
Chambersburg Mall	83.7%	65.3%	88.9%	76.3%	-5.2%	-11.0%
Cherry Hill Mall	90.0%	90.0%	91.6%	91.6%	-1.6%	-1.6%
Crossroads Mall	88.7%	73.8%	92.5%	82.7%	-3.8%	-8.9%
Cumberland Mall (1)	82.0%	94.7%	97.8%	96.1%	-15.8%	-1.4%
Dartmouth Mall	97.4%	95.7%	95.8%	93.1%	1.6%	2.6%
Exton Square Mall	92.6%	83.8%	93.3%	85.4%	-0.7%	-1.6%
Francis Scott Key Mall	93.2%	87.1%	95.8%	91.4%	-2.4%	-4.3%
Gadsden Mall	91.3%	78.4%	91.7%	80.5%	-0.4%	-2.1%
The Gallery at Market East (2)	52.6%	81.0%	43.2%	85.4%	9.4%	-4.4%
Jacksonville Mall	98.2%	96.5%	94.6%	89.1%	3.6%	7.4%
Lehigh Valley Mall	93.2%	90.7%	97.5%	96.6%	-4.3%	-5.9%
Logan Valley Mall	96.7%	92.1%	97.7%	94.5%	-1.0%	-2.4%
Lycoming Mall	97.2%	94.8%	95.6%	91.9%	1.6%	2.9%
Magnolia Mall	97.1%	93.5%	97.5%	94.5%	-0.4%	-1.0%
Moorestown Mall	89.4%	76.3%	89.6%	75.9%	-0.2%	0.4%
New River Valley Mall	97.1%	95.1%	96.8%	94.6%	0.3%	0.5%
Nittany Mall	94.3%	88.4%	93.9%	87.6%	0.4%	0.8%
North Hanover Mall	92.6%	83.0%	92.1%	81.6%	0.5%	1.4%
Orlando Fashion Square	91.0%	80.8%	91.8%	82.6%	-0.8%	-1.8%
Palmer Park Mall	96.7%	89.5%	97.3%	91.3%	-0.6%	-1.8%
Patrick Henry Mall	97.2%	94.5%	98.8%	97.7%	-1.6%	-3.2%
Phillipsburg Mall	91.4%	80.2%	91.7%	80.9%	-0.3%	-0.7%
Plymouth Meeting Mall	82.4%	75.1%	80.8%	72.0%	1.6%	3.1%
The Mall at Prince Georges	96.7%	93.1%	97.6%	94.9%	-0.9%	-1.8%
South Mall	91.3%	83.7%	90.8%	82.7%	0.5%	1.0%
Springfield Mall	86.7%	86.7%	86.9%	86.9%	-0.2%	-0.2%
Uniontown Mall	94.2%	85.3%	94.2%	85.3%	0.0%	0.0%
Valley Mall	98.2%	96.9%	97.8%	96.1%	0.4%	0.8%
Valley View Mall	93.2%	90.5%	93.8%	91.3%	-0.6%	-0.8%
Viewmont Mall	97.9%	94.4%	98.5%	96.2%	-0.6%	-1.8%
Voorhees Town Center	67.4%	66.8%	62.2%	61.4%	5.2%	5.4%
Washington Crown Center	85.5%	73.3%	92.0%	85.2%	-6.6%	-11.9%
Willow Grove Park (2)	70.1%	94.9%	70.6%	96.0%	-0.5%	-1.1%
Wiregrass Commons Mall (3)	57.9%	83.7%	83.4%	83.4%	-25.5%	0.3%
Woodland Mall	90.3%	88.6%	89.4%	87.6%	0.9%	0.9%
Wyoming Valley Mall	91.4%	75.5%	91.9%	77.1%	-0.5%	-1.6%

Enclosed Malls weighted average	89.7%	86.7%	90.4%	88.1%	-0.6%	-1.4%

Consolidated Properties	89.6%	86.5%	90.1%	87.7%	-0.6%	-1.2%
Unconsolidated Properties	91.8%	89.6%	95.2%	93.8%	-3.4%	-4.2%
Same Properties	89.7%	86.7%	90.4%	88.1%	-0.6%	-1.4%

(1)

The total occupancy percentages as of December 31, 2008 for this property includes the former Value City store location that is currently vacant. The vacant store location has been leased to Burlington Coat Factory, which is expected to open in the 1st Quarter of 2009.

(2)

The total occupancy percentages for The Gallery at Market East and Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represent 38.5% and 27.7% of the owned mall GLA for The Gallery at Market East and Willow Grove Park, respectively.

(3)

The total occupancy percentages as of December 31, 2008 for this property includes the former McRae’s store location that is currently vacant. The vacant store location has been leased to Burlington Coat Factory, which is expected to open in the 2nd Quarter of 2009.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	December 31, 2008			December 31, 2007			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$20.53	98.8%	96.8%	$20.83	100.0%	100.0%	-1.4%	-1.2%	-3.2%
Creekview Center	15.16	100.0%	100.0%	15.15	100.0%	100.0%	0.1%	0.0%	0.0%
Crest Plaza	17.90	100.0%	100.0%	16.95	96.6%	93.6%	5.6%	3.4%	6.4%
The Commons at Magnolia	14.71	95.6%	91.6%	13.77	98.8%	97.7%	6.8%	-3.2%	-6.1%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	16.77	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
New River Valley Center	14.32	100.0%	100.0%	17.53	80.7%	80.7%	-18.3%	19.3%	19.3%
Northeast Tower Center	14.75	100.0%	100.0%	15.28	96.6%	94.4%	-3.5%	3.4%	5.6%
The Court at Oxford Valley	16.43	98.3%	97.2%	16.43	98.3%	97.2%	0.0%	0.0%	0.0%
Paxton Towne Centre	15.92	100.0%	100.0%	15.57	97.9%	96.8%	2.3%	2.1%	3.2%
Red Rose Commons	14.24	99.9%	99.9%	13.86	99.2%	99.2%	2.8%	0.7%	0.7%
Springfield Park	21.79	90.9%	73.5%	21.73	90.9%	73.5%	0.3%	0.0%	0.0%
Sunrise Plaza	20.65	98.1%	36.6%	20.11	98.2%	64.8%	2.7%	-0.1%	-28.2%
Whitehall Mall	11.96	88.5%	75.7%	11.83	90.1%	79.0%	1.2%	-1.6%	-3.3%

Weighted Average	$16.12	97.6%	95.9%	$16.19	96.3%	94.1%	-0.4%	1.3%	1.8%

Consolidated Properties	$15.95	99.4%	98.8%	$16.28	96.6%	94.2%	-2.0%	2.8%	4.6%
Unconsolidated Properties	$16.26	95.6%	93.4%	$16.12	95.9%	93.9%	0.9%	-0.3%	-0.5%
Same Properties	$16.24	97.2%	95.6%	$16.14	96.9%	95.2%	0.7%	0.3%	0.4%
New Properties	$14.96	99.3%	98.0%	$17.70	89.0%	80.0%	-15.5%	10.3%	18.0%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	46	594,306	7	65,579	53	659,885	$12,637	$11,712	3.94%
Foot Locker, Inc.	73	377,959	4	12,285	77	390,244	8,630	8,123	2.73%
JCPenney Company, Inc.	24	2,370,188	6	824,327	30	3,194,515	7,596	7,596	2.55%
Limited Brands, Inc.	57	275,040	15	47,059	72	322,099	7,410	6,969	2.34%
American Eagle Outfitters, Inc.	42	219,634	1	6,065	43	225,699	6,362	6,067	2.04%
Sears Holding Corporation	24	2,749,352	6	928,883	30	3,678,235	5,445	5,302	1.78%
Zale Corporation	78	61,258	1	289	79	61,547	5,585	5,251	1.77%
Sterling Jewelers, Inc.	44	67,216	0	—	44	67,216	5,068	4,878	1.64%
Dick’s Sporting Goods	9	435,409	1	50,484	10	485,893	5,475	4,598	1.55%
Luxottica Group S.p.A.	53	125,698	1	548	54	126,246	4,163	3,853	1.30%
Regis Corporation	100	124,129	0	—	100	124,129	3,809	3,666	1.23%
Hallmark Cards, Inc.	40	158,194	5	21,607	45	179,801	3,622	3,455	1.16%
Golden Gate Private Equity (4)	15	135,985	2	16,472	17	152,457	3,687	3,449	1.16%
Abercrombie & Fitch Co.	19	130,211	0	—	19	130,211	3,775	3,408	1.15%
Transworld Entertainment Corp.	31	143,537	3	13,026	34	156,563	3,483	3,296	1.11%
Borders Group, Inc.	25	194,951	4	18,703	29	213,654	3,464	3,284	1.10%
Genesco Inc.	59	73,907	0	—	59	73,907	3,195	3,128	1.05%
Best Buy Co, Inc.	10	235,115	0	—	10	235,115	4,044	3,116	1.05%
Aeropostale, Inc.	34	116,565	1	3,891	35	120,456	3,084	2,920	0.98%
Pacific Sunwear of California, Inc	30	111,027	4	13,671	34	124,698	3,027	2,873	0.97%

Total Top 20 Tenants	813	8,699,681	61	2,022,889	874	10,722,570	$103,561	$96,944	32.59%

Total Retail Leases					3,387			$297,431	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of December 31, 2008

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	248	680,903	5.4%	$15,849	$15,389	5.4%	$23.28
2009	425	1,027,698	8.1%	25,144	24,089	8.4%	24.47
2010	486	1,745,050	13.8%	39,050	37,258	13.0%	22.38
2011	498	1,737,060	13.8%	43,333	39,657	13.8%	24.95
2012	304	1,165,326	9.2%	30,248	27,642	9.6%	25.96
2013	259	885,369	7.0%	21,349	19,985	7.0%	24.11
2014	164	627,022	5.0%	15,956	14,162	4.9%	25.45
2015	173	744,939	5.9%	19,978	17,713	6.2%	26.82
2016	234	1,031,763	8.2%	28,755	26,159	9.1%	27.87
2017	194	852,082	6.8%	23,048	21,582	7.5%	27.05
2018	190	953,907	7.6%	25,169	23,709	8.3%	26.39
Thereafter	91	1,159,766	9.2%	21,281	19,920	6.9%	18.35

Total/Average	3,266	12,610,885	100.0%	$309,160	$287,264	100.0%	$24.52

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA (5)	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	1	29,940	0.3%	$277	$277	0.7%	$9.25
2009	4	387,823	3.3%	897	897	2.3%	2.31
2010	18	1,682,171	14.4%	4,867	4,867	12.5%	2.89
2011	22	1,843,899	15.8%	6,219	5,096	13.1%	3.37
2012	8	859,686	7.4%	1,857	1,821	4.7%	2.16
2013	14	1,087,218	9.3%	4,697	4,697	12.0%	4.32
2014	13	1,319,450	11.3%	4,353	3,891	10.0%	3.30
2015	2	220,398	1.9%	769	769	2.0%	3.49
2016	3	455,432	3.9%	863	863	2.2%	1.89
2017	5	435,254	3.7%	2,816	2,074	5.3%	6.47
2018	6	777,965	6.7%	3,933	3,933	10.1%	5.06
Thereafter	25	2,556,394	21.8%	10,779	10,114	25.9%	4.22

Total/Average	121	11,655,630	100.0%	$42,327	$39,022	100.0%	$3.63

(1)	Only includes owned space.
(2)	Includes 177,929 square feet for tenants that filed for bankruptcy protection as of December 31, 2008 and have not yet assumed or rejected the respective leases.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Accounts for all contiguous anchor space as one lease.
(5)	Includes 54,096 square feet for a tenant that filed for bankruptcy protection as of December 31, 2008 and has not yet assumed or rejected the lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of December 31, 2008

	Owned GLA			GLA Not Owned	Total GLA
	Anchors	Non-anchors	Total
Malls
Beaver Valley Mall	511,267	444,652	955,919	204,770	1,160,689
Capital City Mall	204,301	284,610	488,911	120,000	608,911
Chambersburg Mall	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	—	557,947	557,947	478,885	1,036,832
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall (1)	283,365	385,608	668,973	273,230	942,203
Dartmouth Mall	208,460	322,621	531,081	140,000	671,081
Exton Square Mall	440,301	369,123	809,424	277,468	1,086,892
Francis Scott Key Mall (2)	269,708	297,154	566,862	139,333	706,195
Gadsden Mall	301,412	202,782	504,194	—	504,194
The Gallery at Market East (3)	455,661	396,972	852,633	—	852,633
Jacksonville Mall	242,115	247,460	489,575	—	489,575
Lehigh Valley Mall	212,000	572,935	784,935	371,986	1,156,921
Logan Valley Mall	454,387	323,998	778,385	—	778,385
Lycoming Mall	333,413	381,825	715,238	120,000	835,238
Magnolia Mall	343,118	278,015	621,133	—	621,133
Moorestown Mall	408,356	332,440	740,796	321,200	1,061,996
New River Valley Mall	175,306	264,959	440,265	—	440,265
Nittany Mall	221,462	215,698	437,160	95,000	532,160
North Hanover Mall	206,792	158,424	365,216	—	365,216
Orlando Fashion Square	491,999	433,855	925,854	155,576	1,081,430
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	295,211	574,830	140,000	714,830
Phillipsburg Mall	326,552	252,373	578,925	—	578,925
Plymouth Meeting Mall	188,429	459,588	648,017	214,635	862,652
The Mall at Prince Georges	479,619	434,349	913,968	—	913,968
South Mall	188,858	216,375	405,233	—	405,233
Springfield Mall	—	221,781	221,781	367,176	588,957
Uniontown Mall	421,378	276,786	698,164	—	698,164
Valley Mall	280,549	381,749	662,298	243,400	905,698
Valley View Mall	96,357	247,218	343,575	254,596	598,171
Viewmont Mall	386,262	240,932	627,194	120,000	747,194
Voorhees Town Center	4,404	264,680	269,084	396,783	665,867
Washington Crown Center	245,401	290,640	536,041	140,095	676,136
Willow Grove Park (4)	443,430	345,721	789,151	413,121	1,202,272
Wiregrass Commons (5)	94,686	211,716	306,402	332,152	638,554
Woodland Mall	71,000	393,177	464,177	725,186	1,189,363
Wyoming Valley Mall	592,110	323,629	915,739	—	915,739

Total Malls (38 properties)	10,674,250	11,878,650	22,552,900	6,044,592	28,597,492

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview Center	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,473	113,918	143,130	257,048
The Commons at Magnolia	50,571	56,023	106,594	126,200	232,794
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Monroe Marketplace	197,877	50,253	248,130	126,842	374,972
New River Valley Center	—	165,248	165,248	—	165,248
Northeast Tower Center	119,388	181,450	300,838	175,311	476,149
The Court at Oxford Valley	176,831	280,072	456,903	247,623	704,526
Paxton Towne Centre	151,627	292,833	444,460	273,058	717,518
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Sunrise Plaza	228,874	7,100	235,974	—	235,974
Whitehall Mall	294,635	262,443	557,078	—	557,078

Total Strip and Power Centers (14 properties)	1,614,786	2,320,736	3,935,522	2,027,068	5,962,590

CONSOLIDATED PROPERTIES	11,454,846	12,144,995	23,599,841	6,438,887	30,038,728
UNCONSOLIDATED PROPERTIES	834,190	2,054,391	2,888,581	1,632,773	4,521,354
TOTAL PROPERTIES	12,289,036	14,199,386	26,488,422	8,071,660	34,560,082

(1)	Includes 80,000 sf of temporary vacant anchor space related to former Value City anchor.
(2)	Includes 17,587 sf of temporary vacant inline space related to former Value City anchor.
(3)	Includes 328,390 sf of anchor space subject to redevelopment plans.
(4)	Includes 218,430 sf of anchor space under redevelopment.
(5)	Includes 94,686 sf of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2008

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/09

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/10

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	The Container Store Crate and Barrel JCPenney Macy’s	2/28/18 1/31/23 (1) (1)

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/09 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy Boscov’s BJ’s Home Depot JCPenney	1/31/16 (1) (1) 10/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes and Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/11 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/09

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Belk JCPenney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes and Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/10 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/31/11 1/31/17 1/31/19 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Belk Best Buy Dick’s Sporting Goods JCPenney Sears	1/31/11 1/31/13 1/31/18 3/31/12 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/28/10

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/1999	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/28/11 10/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s	(1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/10 3/31/10 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/3/09 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes and Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/10 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s	(1) (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Dillard’s JCPenney	1/31/37 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple JCPenney Kohl’s Macy’s Sears	6/30/15 (1) 1/31/19 (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)

Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Dick’s Sporting Goods Giant Food Store Kohl’s Target	1/31/19 10/31/18 1/31/19 10/31/28 12/31/28 (1)

New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/17 11/30/17

Northeast Tower Center Philadelphia, PA	100%	1998	1997	Home Depot Raymour & Flanigan Wal-Mart	(1) (1) 1/31/14

The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	12/31/11 (1) 4/30/11 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot Kohl’s	1/31/38 10/31/28

Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11

STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	Target Weis Market	(1) 10/31/14

The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/13 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

2008 Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Actual/Expected Occupancy Date	Date Decommissioned
Occupied Anchors
Chambersburg Mall	Value City	70,070	1Q08	Burlington Coat Factory	70,070	3Q08	N/A
Francis Scott Key Mall	Value City	69,444	1Q08	Value City Furniture	53,160	4Q08	N/A
Gadsden Mall	Belk	60,794	4Q07	JCPenney	88,156	3Q08	2Q08
Lycoming Mall	Value City	69,444	1Q08	Burlington Coat Factory	81,416	3Q08	N/A
Uniontown Mall	Value City	83,560	1Q08	Burlington Coat Factory	83,560	3Q08	N/A

Current Temporary Vacancy
Cumberland Mall	Value City	100,000	1Q08	Burlington Coat Factory	80,000	1Q09	N/A
Francis Scott Key Mall	Value City	69,444	1Q08	DSW Shoe Warehouse	17,587	2Q09	N/A
The Gallery at Market East	Strawbridge’s	328,390	3Q06	TBD	—	TBD	N/A
North Hanover Mall	Bon-Ton	60,000	3Q06	TBD	—	TBD	1Q07
Springfield Mall	Strawbridge’s (1)	179,176	1Q06	Target (1)	195,899	4Q09	N/A
Willow Grove Park	Strawbridge’s	218,430	1Q06	TBD	—	TBD	N/A
Wiregrass Commons Mall	McRae’s	94,686	4Q08	Burlington Coat Factory	94,686	3Q09	N/A

(1)	Anchor is not owned by PREIT.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	December 31, 2008			December 31, 2007
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,291,103	$206,054	$3,497,157	$3,074,562	$203,671	$3,278,233
Construction in progress	411,479	2,495	413,974	287,116	1,834	288,950
Land held for development	5,466	177	5,643	5,616	172	5,788

TOTAL INVESTMENTS IN REAL ESTATE	3,708,048	208,726	3,916,774	3,367,294	205,677	3,572,971
Accumulated depreciation	(516,832)	(52,703)	(569,535)	(401,502)	(45,458)	(446,960)

NET INVESTMENTS IN REAL ESTATE	3,191,216	156,023	3,347,239	2,965,792	160,219	3,126,011

Investments in partnerships, at equity	36,164	(36,164)	—	36,424	(36,424)	—
Other assets:
Cash and cash equivalents	9,786	2,925	12,711	27,925	5,302	33,227
Rent and other receivables (2)	57,970	8,491	66,461	49,094	9,755	58,849
Intangible assets, net	68,296	645	68,941	104,136	873	105,009
Deferred costs and other assets, net	80,845	7,841	88,686	80,703	8,452	89,155

TOTAL OTHER ASSETS	253,061	(16,262)	236,799	298,282	(12,042)	286,240

TOTAL ASSETS	$3,444,277	$139,761	$3,584,038	$3,264,074	$148,177	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,756,270	$184,064	$1,940,334	$1,643,122	$188,089	$1,831,211
Debt premium on mortgage notes payable	4,026	—	4,026	13,820	—	13,820
Exchangeable Notes	241,500	—	241,500	287,500	—	287,500
Credit Facility	400,000	—	400,000	330,000	—	330,000
Senior unsecured Term Loan	170,000	—	170,000	—	—	—
Distributions in excess of partnership investments	48,788	(48,788)	—	49,166	(49,166)	—
Other liabilities	136,851	4,485	141,336	127,591	9,254	136,845

TOTAL LIABILITIES	2,757,435	139,761	2,897,196	2,451,199	148,177	2,599,376

MINORITY INTEREST	52,326	—	52,326	55,256	—	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	39,469	—	39,469	39,134	—	39,134
Capital contributed in excess of par	834,026	—	834,026	818,966	—	818,966
Accumulated other comprehensive loss	(45,341)	—	(45,341)	(6,968)	—	(6,968)
Distributions in excess of net income	(193,638)	—	(193,638)	(93,513)	—	(93,513)

TOTAL SHAREHOLDERS’ EQUITY	634,516	—	634,516	757,619	—	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,444,277	$139,761	$3,584,038	$3,264,074	$148,177	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	December 31, 2008				December 31, 2007
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$3,136,946	$359,590	$6,264	$3,502,800	$2,943,305	$318,541	$22,175	$3,284,021
Construction in progress	305,773	35,383	72,818	413,974	176,607	18,718	93,625	288,950

TOTAL INVESTMENT IN REAL ESTATE	3,442,719	394,973	79,082	3,916,774	3,119,912	337,259	115,800	3,572,971
Accumulated depreciation	(491,047)	(77,564)	(924)	(569,535)	(379,637)	(66,210)	(1,113)	(446,960)

NET INVESTMENTS IN REAL ESTATE	2,951,672	317,409	78,158	3,347,239	2,740,275	271,049	114,687	3,126,011

Other assets:
Cash and cash equivalents	14,888	1,999	(4,176)	12,711	19,076	1,723	12,428	33,227
Rent and other receivables (2)	42,193	10,867	13,401	66,461	42,095	12,370	4,384	58,849
Intangible assets, net	61,335	—	7,606	68,941	93,204	—	11,805	105,009
Deferred costs and other assets, net	60,611	10,763	17,312	88,686	49,889	9,847	29,419	89,155

TOTAL OTHER ASSETS	179,027	23,629	34,143	236,799	204,264	23,940	58,036	286,240

TOTAL ASSETS	$3,130,699	$341,038	$112,301	$3,584,038	$2,944,539	$294,989	$172,723	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,740,564	$191,770	$8,000	$1,940,334	$1,741,022	$90,189	$—	$1,831,212
Debt premium on mortgage notes payable	4,026	—	—	4,026	13,561	259	—	13,820
Exchangeable Notes	—	—	241,500	241,500	—	—	287,500	287,500
Credit Facility	—	—	400,000	400,000	—	—	330,000	330,000
Senior unsecured Term Loan	—	—	170,000	170,000	—	—	—	—
Other liabilities	51,368	1,382	88,586	141,336	63,998	1,693	71,154	136,845

TOTAL LIABILITIES	1,795,958	193,152	908,086	2,897,196	1,818,581	92,141	688,654	2,599,376

MINORITY INTEREST	—	—	52,326	52,326	—	—	55,256	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	39,469	39,469	—	—	39,134	39,134
Capital contributed in excess of par	—	—	834,026	834,026	—	—	818,966	818,966
Accumulated other comprehensive loss	—	—	(45,341)	(45,341)	—	—	(6,968)	(6,968)
Distributions in excess of net income	—	—	(193,638)	(193,638)	—	—	(93,513)	(93,513)
Net investment	1,334,741	147,886	(1,482,627)	—	1,125,958	202,848	(1,328,806)	—

TOTAL SHAREHOLDERS’ EQUITY	1,334,741	147,886	(848,111)	634,516	1,125,958	202,848	(571,187)	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,130,699	$341,038	$112,301	$3,584,038	$2,944,539	$294,989	$172,723	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	December 31, 2008				December 31, 2007
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$68,069	$26	$13,748	$54,347	$66,992	$30	$10,482	$56,540
Capital City Mall	94,613	10	14,579	80,044	94,265	384	11,100	83,549
Chambersburg Mall	41,993	—	5,606	36,387	36,356	—	4,260	32,096
Cherry Hill Mall	314,309	89,785	36,058	368,036	233,449	33,621	25,144	241,926
Crossroads Mall	34,305	—	6,257	28,048	34,094	—	4,754	29,340
Cumberland Mall	59,188	7,032	5,355	60,865	58,385	—	3,871	54,514
Dartmouth Mall	61,660	—	21,840	39,820	61,088	—	19,178	41,910
Exton Square Mall	146,706	—	19,614	127,092	146,247	—	16,256	129,991
Francis Scott Key Mall	75,646	2,780	10,747	67,679	70,056	—	8,038	62,018
Gadsden Mall	57,094	3,007	5,510	54,591	52,262	1,522	3,667	50,117
The Gallery at Market East	80,271	58,013	11,345	126,939	80,273	30,210	9,002	101,481
Jacksonville Mall	75,772	836	10,633	65,975	68,594	3,255	8,193	63,656
Logan Valley Mall	95,623	—	16,193	79,430	93,781	—	12,802	80,979
Lycoming Mall	76,720	1	10,240	66,481	72,843	357	7,555	65,645
Magnolia Mall	86,264	—	18,918	67,346	82,063	3,036	15,338	69,761
Moorestown Mall	87,594	2,855	17,439	73,010	80,669	3,637	13,805	70,501
New River Valley Mall	57,406	6	8,775	48,637	56,562	123	5,499	51,186
Nittany Mall	42,774	—	6,431	36,343	41,964	—	5,073	36,891
North Hanover Mall	38,749	16,216	5,501	49,464	37,075	15,758	4,017	48,816
Orlando Fashion Square	113,861	198	12,599	101,460	113,134	154	9,412	103,876
Palmer Park Mall	34,512	—	10,543	23,969	34,484	—	9,606	24,878
Patrick Henry Mall	139,272	—	21,652	117,620	138,263	—	16,143	122,120
Phillipsburg Mall	52,855	164	7,479	45,540	52,304	21	5,822	46,503
Plymouth Meeting Mall	89,682	63,080	14,519	138,243	64,699	38,473	10,894	92,278
The Mall at Prince Georges	99,912	175	26,054	74,033	99,641	—	22,192	77,449
South Mall	32,797	—	4,173	28,624	28,905	—	3,268	25,637
Uniontown Mall	38,003	—	6,685	31,318	36,782	—	5,275	31,507
Valley Mall	91,165	165	14,965	76,365	89,003	995	11,786	78,212
Valley View Mall	67,207	—	9,082	58,125	66,570	—	7,073	59,497
Viewmont Mall	87,255	—	11,371	75,884	85,520	36	8,519	77,037
Voorhees Town Center	45,613	25,376	6,049	64,940	24,104	18,659	3,407	39,356
Washington Crown Center	40,241	—	9,769	30,472	40,183	—	7,536	32,647
Willow Grove Park	188,989	23,755	34,010	178,734	186,092	25,204	27,888	183,408
Wiregrass Commons Mall	41,384	9,020	5,543	44,861	37,031	234	4,357	32,908
Woodland Mall	180,606	2,061	17,234	165,433	179,785	45	11,398	168,432
Wyoming Valley Mall	104,266	185	14,310	90,141	102,861	420	10,628	92,653

Total Consolidated Malls	3,042,376	304,746	470,826	2,876,296	2,849,829	176,174	363,238	2,662,765

Unconsolidated Malls
Lehigh Valley Mall	39,810	242	13,720	26,332	39,011	143	11,841	27,313
Springfield Mall	54,760	785	6,501	49,044	54,465	290	4,558	50,197

Total Unconsolidated Malls	94,570	1,027	20,221	75,376	93,476	433	16,399	77,510

TOTAL MALLS	$3,136,946	$305,773	$491,047	$2,951,672	$2,943,305	$176,607	$379,637	$2,740,275

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	December 31, 2008				December 31, 2007
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$9,937	$30,998	$40,935	$—	$8,796	$32,139
Creekview Center	19,090	—	6,520	12,570	19,098	—	5,605	13,493
Crest Plaza	16,509	—	4,447	12,062	16,432	—	3,801	12,631
The Commons at Magnolia	10,119	—	3,437	6,682	10,119	—	2,526	7,593
The Plaza at Magnolia	—	1,837	—	1,837	—	523	—	523
Monroe Marketplace	32,658	22,351	315	54,694	—	23,559	—	23,559
New River Valley Center	26,746	—	1,175	25,571	21,378	4,816	164	26,030
Northeast Tower Center	33,630	—	6,666	26,964	33,630	—	5,804	27,826
Paxton Towne Centre	56,115	67	12,680	43,502	54,056	9	11,062	43,003
Sunrise Plaza	18,391	11,122	829	28,684	18,519	13,893	199	32,213

Total Consolidated Strip and Power Centers	254,193	35,377	46,006	243,564	214,167	42,800	37,957	219,010

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	—	12,203	29,965	42,025	—	10,656	31,369
The Court at Oxford Valley	27,847	6	7,370	20,483	27,847	—	6,757	21,090
Red Rose Commons	12,562	—	3,147	9,415	11,753	—	2,613	9,140
Whitehall Mall	15,719	—	7,644	8,075	15,689	—	7,166	8,523
Springfield Park	7,101	—	1,194	5,907	7,060	—	1,061	5,999

Total Unconsolidated Strip and Power Centers	105,397	6	31,558	73,845	104,374	—	28,253	76,121

TOTAL STRIP AND POWER CENTERS	$359,590	$35,383	$77,564	$317,409	$318,541	$42,800	$66,210	$295,131

Development Properties
Pitney Road Plaza	$—	$8,970	$—	$8,970	$—	$—	$—	$—
Springhills	—	31,382	—	31,382	—	29,378	—	29,378
White Clay Point	—	31,004	—	31,004	—	38,764	—	38,764

Total Development Properties	—	71,356	—	71,356	—	68,142	—	68,142

Unconsolidated Development Properties
Pavilion at Market East	6,087	1,462	924	6,625	5,821	1,401	806	6,416

Total Unconsolidated Development Properties	6,087	1,462	924	6,625	5,821	1,401	806	6,416

Other Properties
Land held for development - unconsolidated	177	—	—	177	172	—	—	172

Total Other Properties	$177	$—	$—	$177	$16,354	$—	$307	$16,047

TOTAL INVESTMENT IN REAL ESTATE	$3,502,800	$413,974	$569,535	$3,347,239	$3,284,021	$288,950	$446,960	$3,126,011

CONSOLIDATED PROPERTIES	$3,296,569	$411,479	$516,832	$3,191,216	$3,080,178	$287,116	$401,502	$2,965,792

UNCONSOLIDATED PROPERTIES	206,231	2,495	52,703	156,023	203,843	1,834	45,458	160,219

TOTAL INVESTMENT IN REAL ESTATE	$3,502,800	$413,974	$569,535	$3,347,239	$3,284,021	$288,950	$446,960	$3,126,011

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of December 31, 2008

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Cherry Hill Mall Cherry Hill, NJ	$218.0	$172.4	6.9%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opening a two-level, 138,000 sf Nordstrom (anticipated Spring of 2009);

-Opening 88,000 sf of new in-line retail space in the former food court and Strawbridge’s area;

-Opening 72,000 sf from a combination of a Bistro Row and restaurants; -Net increase in total property GLA will be approximately 95,000 sf.

The Gallery at Market East Philadelphia, PA	81.6	57.7	7.6%	2008	2011

-Opening 228,000 sf of office space on the 4th, 5th, and 6th floors of the vacant former Strawbridge’s store expected to be occupied by the Commonwealth of

Pennsylvania, in the 3rd Quarter 2009;

-Remaining 328,000 sf is to be used for future development.

Plymouth Meeting Mall Plymouth Meeting, PA	96.6	81.9	8.1%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totaling 13,000 sf, in May 2008;

-Opened 10,000 sf Redstone American Grill in June 2008;

-Opened 35,000 sf Dave and Buster’s in July 2008:

-Opened 4,000 sf Citibank outparcel in October 2008;

-Opened 10,000 sf Benihana in December 2008;

-Opening 39,000 sf of retail space and a 65,000 sf Whole Foods Market in 2009;

-Net increase in property GLA will be approximately 142,000 sf.

Wiregrass Commons Mall Dothan, AL	12.8	10.2	7.5%	2008	2009

-Purchased 65,000 sf former Parisian store and expanded to an 85,000 sf Belk, which opened in October 2008;

-Former McRae’s anchor will be filled with a 95,000 sf Burlington Coat Factory, which was delivered in the 4th Quarter of 2008 and expected to open in the 3rd

Quarter of 2009;

-Interior mall renovation was completed in the 4th Quarter of 2008.

MIXED USE
Voorhees Town Center Voorhees, NJ	83.0	60.2	7.9%	2007	2010

-Phase I - Reduced mall GLA by 470,000 sf to 654,000 sf;

        -Opened 50,000 sf office building in May 2008;

        -Opened 10,000 sf The Learning Center in August 2008;

        -Opening 16,000 sf of outparcel space;

-Phase IIA - Opening a mixed use town center of approximately 150,000 sf;

-Phase IIB - Opening 425 residential units which are expected to be constructed by our development partners and their affiliates;

-Net reduction in property GLA will be approximately 244,000 sf.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of December 31, 2008

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT TO DATE	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
		(in millions)	(in millions)

OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY
POWER CENTERS
Monroe Marketplace (2) Selinsgrove, PA	507,000	$ 58.9	$ 56.0	7.1%	2007	2009	90%	76%

-Opened Kohl’s and Red Robin in September 2008. Opened Best Buy, Target, Giant, Dick’s Sporting Goods and Bed, Bath & Beyond in October 2008. Opened Starbucks in November 2008. Opened Sally Beauty Supply in January 2009. Opened Michaels and PetSmart in February 2009. Staples, Susquehanna Bank and Famous Footwear scheduled to take occupancy in the 1st Quarter of 2009.

Sunrise Plaza (2) (3) Forked River, NJ	274,000	39.9	37.0	5.9%	2006	2010	91%	91%

-Opened 131,000 sf Home Depot in October 2007;

-Opened a 96,000 sf Kohl’s in October 2008;

-Opened a 20,000 sf Staples in February 2009;

-Balance of the property will be comprised of in-line stores and outparcels.

DEVELOPMENT PROPERTIES
POWER CENTERS
Pitney Road Plaza Lancaster, PA	227,000	20.3	9.0	9.4%	2008	2009	95%	0%

-Opening 46,000 sf Best Buy in the 3rd Quarter of 2009; -Opening 169,000 sf Lowe’s in the 3rd Quarter of 2009; -Balance of the center will be comprised of outparcels totaling approximately 12,000 sf.

MIXED USE
White Clay Point (4) Landenberg, PA	TBD	TBD	42.8	TBD	TBD	TBD	TBD	TBD

-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases.

Springhills Gainesville, FL	TBD	TBD	31.4	TBD	TBD	TBD	0%	0%

-540 acres of land were acquired in 2006. Site development is the subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER
Pavilion at Market East Philadelphia, PA	TBD	TBD	1.5	TBD	TBD	TBD	N/A	0%

-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.
(2)	Monroe Marketplace and Sunrise Plaza are considered operating properties, and are not counted as development properties.
(3)	Amount invested as of December 31, 2008 excludes a $7.0 million impairment charge that was recorded in 2008.
(4)	Amount invested as of December 31, 2008 excludes an $11.8 million impairment charge that was recorded in 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended December 31, 2008			Twelve months ended December 31, 2008
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$73,370	$(239)	$73,131	$258,806	$803	$259,609
New development projects	2,336	(112)	2,224	41,092	246	41,338
Renovation with no incremental GLA	242	—	242	367	—	367
Tenant allowances	3,009	357	3,366	14,972	548	15,520
Recurring capital expenditures:
CAM expenditures	3,636	174	3,810	11,296	325	11,621
Non-CAM expenditures	1,492	845	2,337	4,163	1,049	5,212

Total recurring capital expenditures	5,128	1,019	6,147	15,459	1,374	16,833

Total	$84,085	$1,025	$85,110	$330,696	$2,971	$333,667

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2008

(in thousands)

	Outstanding Debt (1)
	Fixed Rate (2)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,752,296	63.6%	$8,000	0.3%	$1,760,296	63.9%
Unconsolidated Mortgage Notes Payable	72,914	2.6%	111,150	4.0%	184,064	6.6%
Exchangeable Notes	241,500	8.8%	—	0.0%	241,500	8.8%
Credit Facility	—	0.0%	400,000	14.5%	400,000	14.5%
Senior Unsecured Term Loan	170,000	6.2%	—	0.0%	170,000	6.2%

TOTAL OUTSTANDING DEBT	$2,236,710	81.2%	$519,150	18.8%	$2,755,860	100.0%

AVERAGE INTEREST RATE	5.61%		2.73%		5.07%

(1)	Includes debt premium
(2)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt (1)	Credit Facility	Senior Unsecured Term Loan	Exchangeable Notes	TOTAL
Beginning Balance	9/30/2008	$1,871,353	$380,000	$170,000	$287,500	$2,708,853
Credit Facility Borrowings, net		—	20,000	—	—	20,000
Repurchase of Exchangeable Notes		—	—	—	(46,000)	(46,000)
Whitehall Mall Mortgage		6,175	—	—	—	6,175
Francis Scott Key Mall Mortgage		55,000	—	—	—	55,000
Viewmont Mall Mortgage		48,000	—	—	—	48,000
Exton Square Mall Mortgage		70,000	—	—	—	70,000
Debt Amortization (2)		(106,168)	—	—	—	(106,168)

Ending Balance	12/31/2008	$1,944,360	$400,000	$170,000	$241,500	$2,755,860

Weighted Average Balance		$1,890,052	$374,891	$170,000	$286,179	$2,721,123

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Senior Unsecured Term Loan (2)	Exchangeable Notes	Total Debt
2009	$18,873	$1,283	$181,585	$—	$—	$—	$201,741
2010	20,399	1,175	20,860	400,000	170,000	—	612,434
2011	21,054	1,153	143,788	—	—	—	165,995
2012	18,461	415	363,346	—	—	241,500	623,722
2013	12,907	—	402,723	—	—	—	415,630
2014	11,619	—	66,732	—	—	—	78,351
2015	8,216	—	270,799	—	—	—	279,015
Thereafter	5,505	—	373,467	—	—	—	378,972

	$117,034	$4,026	$1,823,300	$400,000	$170,000	$241,500	$2,755,860

(1)	The weighted average period to mortgage maturity is 4.94 years. Excludes debt premium.
(2)	The senior unsecured Term Loan has a one year extension option, if certain conditions are met.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2009	$182,147	3.75%	$182,147	3.67%
2010	21,356	5.72%	21,356	5.72%
2011	147,570	6.41%	147,570	6.41%
2012	386,689	6.06%	386,689	5.67%
2013	414,805	5.42%	414,805	5.42%
2014	70,000	7.50%	70,000	7.50%
Thereafter	717,767	5.66%	717,767	5.66%

Total	$1,940,334	5.63%	$1,940,334	5.55%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2008

(in thousands)

	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Fixed Rate Mortgage Debt
Palmer Park Mall (2)	$15,674	$—	$15,674	6.77%	6.77%	$1,661	$15,675	Jan 2009
Red Rose Commons	12,527	—	12,527	7.66%	7.66%	1,220	12,425	May 2009
Valley View Mall	34,796	88	34,884	6.15%	5.75%	2,773	34,335	Oct 2009
Springfield Park	1,500	—	1,500	7.79%	7.79%	203	1,412	Jan 2010
Creekview Center (3)(4)	19,856	—	19,856	5.56%	5.56%	1,104	19,448	June 2010
Christiana Center (3)(5)	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Paxton Towne Centre (3)(5)	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	18,343	—	18,343	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	30,227	—	30,227	7.25%	7.25%	2,681	28,785	Oct 2011
Capital City Mall	50,375	2,624	52,999	7.61%	5.50%	4,603	47,898	Feb 2012
Beaver Valley Mall	44,672	—	44,672	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (3)	4,154	—	4,154	5.90%	5.90%	245	3,708	Aug 2012
Cherry Hill Mall	190,813	—	190,813	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	41,675	1,314	42,989	6.50%	5.40%	3,413	38,782	Nov 2012
Dartmouth Mall	63,894	—	63,894	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	58,646	—	58,646	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (3)(5)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (3)(5)	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (3)(5)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (3)	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (3)	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	70,000	—	70,000	7.50%	7.50%	5,873	66,733	Jan 2014
Magnolia Mall	62,853	—	62,853	5.33%	5.33%	4,413	54,965	July 2015
Patrick Henry Mall	96,734	—	96,734	6.34%	6.34%	6,133	83,210	Oct 2015
Willow Grove Park	153,338	—	153,338	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	89,166	—	89,166	5.49%	5.49%	5,014	78,835	Mar 2016
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	Apr 2016
Cumberland Mall Loan #2	3,013	—	3,013	5.00%	5.00%	206	—	Feb 2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	6,163	—	6,163	7.00%	7.00%	574	4,148	Nov 2018

Total Fixed Rate Mortgage Debt	1,821,184	4,026	1,825,210	5.86%	5.76%	121,511	1,704,150

Variable Rate Mortgage Debt
Lehigh Valley Mall (6)	75,000	—	75,000	1.76%	1.76%	1,320	75,000	Aug 2009
One Cherry Hill Plaza (7)	8,000	—	8,000	2.50%	2.50%	200	8,000	Aug 2009
Springfield Mall (8)	36,150	—	36,150	3.17%	3.17%	1,144	36,150	Dec 2009

Total Variable Rate Mortgage Debt	119,150	—	119,150	2.24%	2.24%	2,664	119,150

Total Mortgage Debt	$1,940,334	$4,026	$1,944,360	5.63%	5.55%	$124,174	$1,823,300

CONSOLIDATED MORTGAGES	$1,756,270	$4,026	$1,760,296	5.78%	5.68%	$114,468	$1,645,669

UNCONSOLIDATED MORTGAGES	184,064	—	184,064	4.28%	4.28%	9,706	177,631
EXCHANGEABLE NOTES	241,500	—	241,500	4.00%	4.00%	9,660	241,500

CREDIT FACILITY	400,000	—	400,000	2.87%	2.87%	11,492	—
SENIOR UNSECURED TERM LOAN (9)(10)	170,000	—	170,000	5.29%	5.29%	8,987	170,000

Total	$2,751,834	$4,026	$2,755,860	5.07%	5.01%	$154,313	$2,234,800

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage at Palmer Park was repaid in full in January 2009.
(3)	The mortgage has been swapped to a fixed interest rate presented.
(4)	The mortgage has three one-year renewal options.
(5)	The mortgage has two one-year renewal options.
(6)	The mortgage has three one-year renewal options. The second option was exercised in July 2008 for the period August 2008 to August 2009.
(7)	The mortgage has two one-year renewal options.
(8)	The mortgage has three one-year renewal options. The second option was exercised in December 2008.
(9)	The interest rate for the Senior Unsecured Term Loan was swapped to a blended fixed rate of 5.29%.
(10)	The Senior Unsecured Term Loan has a one year extension option.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Barclays Global Investors, N.A.	3,741,525
Vanguard Group, Inc.	3,474,562
State Street Global Advisors (US)	1,445,187
Quantitative Management Associates LLC	1,261,407
Pacific Heights Asset Management, LLC	900,000
OppenheimerFunds, Inc.	694,233
Sun Life Assurance Company of Canada (Toronto)	670,546
BNY Mellon Wealth Management	534,862
Putnam Investment Management, L.L.C.	530,182
Dalton, Greiner, Hartman, Maher & Co., LLC	398,827

TOTAL of Ten Largest Institutional:	13,651,331
TOTAL of all Institutional Holders:	24,738,712
Ten Largest as % of Total Institutional:	55.2%

(1)	Based on 13F and 13G filings as of December 31, 2008 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2007
Institutional (1)	24,738,712	59.4%	29,753,729
Retail (2)	12,783,541	30.6%	6,629,028
Insiders (3)	4,147,196	10.0%	4,965,503

TOTAL	41,669,449	100.0%	41,348,260

(1)	Based on 13F and 13G filings as of December 31, 2008 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 1, 2008 (Shares and OP Units only). Excludes 143,250 exercisable options. See proxy statement dated April 18, 2008 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs.

The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares for periods during which the Company had preferred shares outstanding, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.